UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2007
(October 25, 2007)

PLX TECHNOLOGY, INC.
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(Exact Name of Registrant as Specified in its Charter)

DELAWARE
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(State or Other Jurisdiction of Incorporation)

    000-25699                                    94-3008334
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           (Commission File Number)                      (I.R.S. Employer Identification No.)

870 W. Maude Avenue, Sunnyvale, California 94085
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(Address of Principal Executive Offices) (Zip Code)

(408) 774-9060
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(Registrant's telephone number, including area code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01      OTHER EVENTS

On October 24, 2007, Michael J. Salameh, the Chief Executive Officer of PLX Technology, Inc., adopted a prearranged trading plan in accordance with guidelines specified by Rule 10b5-1 under the Securities and Exchange Act of 1934, as amended, and the Company's policies with respect to insider sales.

The maximum number of PLX common stock shares to be sold by Mr. Salameh under this plan, beginning in January of 2008 and ending in December of 2008, is 163,000 shares, or 18 percent of Mr. Salameh's current PLX holdings, including all stock options held.  Mr. Salameh will purchase the shares using employee stock options which expire in April 2009.

No shares have been sold under the plan to date. Any transactions under the plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        PLX TECHNOLOGY, INC.
  (the Registrant)

          By:    /s/ ARTHUR WHIPPLE
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               Arthur Whipple
                  Chief Financial Officer

Dated:  November 2, 2007